                                                                 EXHIBIT 10.4.30

                                  ASSIGNMENT OF DEPOSIT ACCOUNT
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  PRINCIPAL    LOAN DATE    MATURITY   LOAN NO.  CALL  COLLATERAL    ACCOUNT   OFFICER  INITIALS
$1,000,000.00  09-25-1998  08-31-1999                     010      0164044165   97300
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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
Borrower:  NEOPROBE CORPORATION                Lender:  Bank One, NA
           425 METRO PLACE NORTH, SUITE 400             Home Office - Columbus
           DUBLIN, OH  43017                            100 East Broad Street
                                                        Columbus, OH   43271
================================================================================

THIS ASSIGNMENT OF DEPOSIT ACCOUNT is entered into by NEOPROBE CORPORATION (referred to below as "Grantor") for the benefit of Bank One, NA (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor assigns, pledges and grants to Lender, a security interest in all of Grantor's rights, title and interest in the Collateral, including without limitation the Account described below, to secure the indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code as adopted in the State of Ohio (the "Code"). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    ACCOUNT. The word "Account" means the deposit account described below in the definition for "Collateral."

    AGREEMENT. The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

    COLLATERAL. The word "Collateral" means the following described deposit account:

         BANK ONE SAVINGS ACCOUNT # 1565503917 ISSUED BY LENDER IN AN AMOUNT NOT LESS THAN $1,000,000.00

    together with (a) all interest, whether now accrued or hereafter accruing on the Account; (b) all additional deposits hereafter made to the Account; (c) all instruments, certificates, passbooks, documents, agreements and other writings evidencing the Account; (d) all records relating to the Account; and (e) all renewals, replacements and substitutions for any of the foregoing.

    EVENT OF DEFAULT. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "Events of Default."

    GRANTOR. The word "Grantor" means NEOPROBE CORPORATION, its successors and assigns.

    GUARANTOR. The word "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and accrued interest thereon, together with all other liabilities, costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus any accrued interest thereon, owing by Grantor, or any one or more of them, to Lender of any kind or character, now existing of hereafter arising, as well as all present and future claims by Lender against Grantor, or any one or more of them, and all renewals, extensions, modifications, substitutions and rearrangements of any of the foregoing; whether such Indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, overdraft, indemnity agreement or otherwise; whether such Indebtedness is voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be liable primarily or secondarily or as debtor, maker, comaker, drawer, endorser, guarantor, surety, accommodation party or otherwise.

    LENDER. The word "Lender" means Bank One, NA, its successors and assigns.

    NOTE. The word "Note" means the promissory note dated September 25, 1998, in the principal amount of $1,000,000.00 from NEOPROBE CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for such promissory note.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation the Note and all credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Note.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:

    OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

    RIGHT TO GRANT ASSIGNMENT AND SECURITY INTEREST. Grantor has the full right, power, and authority to enter into this Agreement and to assign and grant a security interest in the Collateral to Lender.

    NO FURTHER TRANSFER. Grantor shall have no right to withdraw, possess or control the Collateral or any funds in the Account and agrees not to sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collateral.

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09-25-1998                ASSIGNMENT OF DEPOSIT ACCOUNT                   Page 2
Loan No.                           (Continued)
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    NO DEFAULTS. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

    PROCEEDS. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are received by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

    SOLVENCY. Grantor further represents and warrants that, as of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent, (ii) the fair saleable value of Grantor's assets exceeds and will continue to exceed Grantor's liabilities (both fixed and contingent), (iii) Grantor is paying and will continue to pay Grantor's debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor's businesses and all businesses in which Grantor is about to engage.

    LIEN NOT RELEASED. The lien, security interest and other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender, including but not limited to, the following: (a) any renewal, extension, increase or modification of any of the Indebtedness;
    (b) any surrender, compromise, release, renewal, extension, exchange or substitution granted in respect of any of the Collateral; (c) any release or indulgence granted to any endorser, guarantor or surety of any of the Indebtedness; (d) any release of any other collateral for any of the Indebtedness; (e) any acquisition of any additional collateral for any of the Indebtedness; and (f) any waiver or failure to exercise any right, power or remedy granted herein, by law or in any of the Related Documents.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender shall retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. This Agreement will remain in effect until all of the following have been satisfied: (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations and commitments secured by this Agreement have been fulfilled, expired or terminated; and (c) Lender's receipt of a written request from Grantor for the termination hereof.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

    OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement, the Note, any of the other Related Documents or in any other agreement now existing or hereafter arising between Lender and Grantor.

    DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

    FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender under this Agreement, the Note or any of the other Related Documents is false or misleading in any material respect.

    DEFAULT TO THIRD PARTY. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Grantor or any Guarantor to any third party under any agreement or undertaking.

    BANKRUPTCY OR INSOLVENCY. If the Grantor or any Guarantor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such part consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "APPLICABLE BANKRUPTCY LAW") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party.

    LIQUIDATION, DEATH AND RELATED EVENTS. If Grantor or any Guarantor is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if any of such parties is an individual, the death or legal incapacity of any such individual.

    CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness.

    INSECURITY. Lender deems itself insecure by in good faith believing the prospect of payment or performance hereunder or under any of the Related Documents is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at law, in equity, or otherwise:

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09-25-1998                ASSIGNMENT OF DEPOSIT ACCOUNT                   Page 3
Loan No.                           (Continued)
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    ACCELERATE INDEBTEDNESS. Lender may declare all Indebtedness of Grantor to
    Lender immediately due and payable, without notice of any kind to Grantor.

    APPLICATION OF ACCOUNT PROCEEDS. Lender may, without notice to Grantor, withdraw the funds in the Account (or, if the Account was not issued by Lender, obtain all funds in the Account from the issuer of the Account) and apply them to the Indebtedness in such manner as Lender shall at its discretion determine in accordance with applicable law. If the Account is subject to an early withdrawal penalty, that penalty may be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the Indebtedness will be paid to Grantor as the interest of Grantor may appear. Lender also shall have all the rights of a secured party under the Code, even if the account is not otherwise subject to the Code concerning security interests.

    DEFICIENCY JUDGMENT. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

    CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies. Grantor waves any right to require Lender to proceed against any third party, exhaust any other security for the Indebtedness or pursue any other right or remedy available to Lender.

MISCELLANEOUS PROVISIONS.

    AMENDMENTS. This Agreement, together with all Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supercedes all prior written and oral agreements and understandings, if any, regarding same. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    APPLICABLE LAW. This Assignment has been delivered to Lender and accepted by Lender in the State of Ohio. Subject to the provisions on arbitration in any Related Document, this Assignment shall be governed by and construed in accordance with the laws of the State of Ohio without regard to any conflict of laws or provisions thereof.

    JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWLINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

    ATTORNEYS' FEES; EXPENSES. Grantor will upon demand pay to Lender the amount of any and all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) which Lender may incur in connection with (i) the perfection and preservation of the collateral assignment and security interests created under this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (iii) the exercise or enforcement of any of the rights of Lender under this Agreement, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

    INDEMNITY. Grantor hereby agrees to indemnity, defend and hold harmless Lender, and its officers, directors, shareholders, employees, agents and representatives (each an "INDEMNIFIED PERSON") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "CLAIMS") which may be imposed on, incurred by or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Collateral (including, without limitation, the enforcement of the Related Documents, and the defense of any Indemnified Person's action and/or inactions in connection with the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

    NOTICES. All notices required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

    POWER OF ATTORNEY. Grantor hereby irrevocably appoints Lender as its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution to do the following in the place and stead of Grantor and in the name of Grantor: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral;
    (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name of in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; (e) transfer the Account into the name of Lender or its nominee; and (f) take any other action which Lender may deem necessary or appropriate to protect and preserve the rights,

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09-25-1998                ASSIGNMENT OF DEPOSIT ACCOUNT                   Page 4
Loan No.                           (Continued)
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    title and interest of Lender hereunder. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, Grantor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Lender.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNEMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 25, 1998.


GRANTOR:

NEOPROBE CORPORATION

By:  /s/ Brent L. Larson
    -----------------------------
    AUTHORIZED SIGNER

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